EXHIBIT 99.1

                 CERTIFICATION PURSUANT TO U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Speedus Corp. (the "Company") on Form 10-K for the annual period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Shant
S. Hovnanian, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange of 1934, amended; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


By:    /s/ Shant S. Hovnanian
       ----------------------
Name:  Shant S. Hovnanian
Title: Chairman of the Board of Directors and Chief Executive Officer
Date:  March 31, 2003